Investment objective
The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 09/30/14)
Net asset value per share	$20.90
Market price	$18.88
Premium/discount	-9.67%
Total net assets	$171.8 m
Market cap	$155.22 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,221,259
Last dividend (Ex-dividend date)	$0.56052 (December 28, 2011)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

Cumulative performance				(as at 09/30/14)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	-6.9	-8.4	-2.1	3.8	24.7	43.1	108.0
Market Price	-6.7	-7.9	-2.3	5.4	30.5	42.3	116.1
TSE Index	-6.6	-6.3	2.0	6.6	24.3	26.2	71.3
TAIEX Total Return IndexA	-6.6	-3.7	5.1	9.9	36.9	49.8	147.2
MSCI Taiwan Index	-7.0	-3.6	7.5	12.2	36.3	42.6	98.4

Rolling 12 month performance			(as at 09/30/14)
%	2014/2013	2013/2012	2012/2011	2011/2010	2010/2009
The Taiwan Fund, Inc.	3.8	10.2	9.0	-3.6	19.0
Market Price	5.4	8.5	14.1	-9.9	20.9
TSE Index	6.6	5.0	11.0	-10.1	12.9
TAIEX Total Return IndexA	9.9	8.1	15.2	-6.4	17.0
MSCI Taiwan Index	12.2	6.2	14.5	-6.8	12.2

Top 10 holdings	(as at 09/30/14)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	9.6
Hon Hai Precision Industry Co., Ltd.	7.0
Cathay Financial Holding Co., Ltd.	3.7
MediaTek, Inc.	3.6
Fubon Financial Holding Co., Ltd.	3.5
Delta Electronics, Inc.	3.5
Advanced Semiconductor Engineering, Inc.	3.0
President Chain Store Corp.	2.4
CTBC Financial Holding Co., Ltd.	2.2
Nan Ya Plastics Corp.	2.1

A	TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown			(as at 09/30/14)
Sector	Fund %	BenchmarkA	Deviation
Semiconductor	23.1%	21.3%	1.8%
Financial & Insurance	14.2%	14.1%	0.1%
Other Electronic	10.7%	7.6%	3.1%
Computer & Peripheral Equipment	8.5%	6.7%	1.8%
Electric & Machinery	7.5%	1.8%	5.7%
Other	7.3%	3.2%	4.1%
Optoelectronic	5.8%	4.6%	1.2%
Electronic Parts & Components	4.8%	4.5%	0.3%
Trading & Consumers' Goods	4.0%	1.7%	2.3%
Biotechnology & Medical Care	3.5%	0.9%	2.6%
Plastics	2.1%	6.2%	-4.1%
Communications & Internet	1.9%	6.3%	-4.4%
Chemical	1.5%	1.1%	0.4%
Foods	1.4%	1.9%	-0.5%
Oil, Gas & Electricity	0.9%	3.0%	-2.1%
Textiles	0.7%	1.9%	-1.2%
Tourism	0.6%	0.6%	0.0%
Information Service	0.5%	0.2%	0.3%
Automobile	0.0%	1.8%	-1.8%
Building Material & Construction	0.0%	1.8%	-1.8%
Cement	0.0%	1.4%	-1.4%
Electrical & Cable	0.0%	0.4%	-0.4%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Glass & Ceramic	0.0%	0.3%	-0.3%
Iron & Steel	0.0%	2.4%	-2.4%
Paper & Pulp	0.0%	0.3%	-0.3%
Rubber	0.0%	1.5%	-1.5%
Shipping & Transportation	0.0%	1.6%	-1.6%
Cash	1.0%	0.0%	1.0%
Total	100.0%	100.0%	0.0%

Full portfolio holdings		(as at 09/30/14)
Holding	Market Value USD	Fund %
Semiconductor	39,674,861	23.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	16,520,981	9.6%
MediaTek, Inc.	6,234,833	3.6%
Advanced Semiconductor Engineering, Inc.	5,087,816	3.0%
Sino-American Silicon Products, Inc.	2,284,012	1.3%
CHIPBOND Technology Corp.	2,140,512	1.2%
Novatek Microelectronics Corp. Ltd.	1,810,779	1.1%
ILI Technology Corp.	1,719,654	1.0%
Powertech Technology, Inc.	1,388,583	0.8%
ASPEED Technology, Inc.	1,076,401	0.6%
Sonix Technology Co., Ltd.	896,612	0.5%
Siliconware Precision Industries Co.	514,678	0.3%
Financial & Insurance	24,365,140	14.2%
Cathay Financial Holding Co., Ltd.	6,361,791	3.7%
Fubon Financial Holding Co., Ltd.	6,005,700	3.5%
CTBC Financial Holding Co., Ltd.	3,736,959	2.2%
E. Sun Financial Holding Co., Ltd.	2,410,406	1.4%
China Development Financial Holding Corp.	2,266,875	1.3%
China Life Insurance Co., Ltd.	2,162,827	1.3%
Mega Financial Holding Co., Ltd.	1,420,582	0.8%

Full portfolio holdings (cont’d)

Holding	Market Value USD	Fund %
Other Electronic	18,438,518	10.7%
Hon Hai Precision Industry Co., Ltd.	12,000,639	7.0%
Catcher Technology Co., Ltd.	2,604,973	1.5%
Chroma ATE, Inc.	1,741,695	1.0%
E-Lead Electronic Co., Ltd.	1,570,992	0.9%
DYNACOLOR, Inc.	520,219	0.3%
Computer & Peripheral Equipment	14,590,357	8.5%
Advantech Co., Ltd.	3,087,075	1.8%
Wistron Corp.	2,494,259	1.5%
Axiomtek Co., Ltd.	1,494,571	0.9%
Posiflex Technology, Inc.	1,213,268	0.7%
Asustek Computer, Inc.	1,191,670	0.7%
Pegatron Corp.	1,191,078	0.7%
Quanta Computer, Inc.	984,684	0.6%
Ennoconn Corp.	953,862	0.6%
TSC Auto ID Technology Co., Ltd.	944,246	0.5%
ARBOR Technology Corp.	937,836	0.5%
Flytech Technology Co., Ltd.	97,808	0.1%
Electric & Machinery	12,938,782	7.5%
Yeong Guan Energy Technology Group Co., Ltd.	2,331,669	1.4%
Cub Elecparts, Inc.	2,028,238	1.2%
Hota Industrial Manufacturing Co., Ltd.	1,957,126	1.1%
TURVO International Co., Ltd.	1,698,385	1.0%
Teco Electric and Machinery Co., Ltd.	1,548,143	0.9%
Yungtay Engineering Co., Ltd.	1,530,025	0.9%
Sumeeko Industries Co., Ltd.	1,119,716	0.7%
Iron Force Industrial Co., Ltd	673,976	0.4%
Hiwin Technologies Corp.	51,504	0.0%
Other	12,489,644	7.3%
Chailease Holding Co., Ltd.	3,405,967	2.0%
Merida Industry Co., Ltd.	3,143,115	1.8%
Green Seal Holding Ltd.	1,961,988	1.1%
Ruentex Development Co., Ltd.	1,930,809	1.1%
Nak Sealing Technologies Corp.	1,267,476	0.7%
Topkey Corp.	454,248	0.3%
KMC Kuei Meng International, Inc.	326,041	0.2%
Optoelectronic	9,997,610	5.8%
Largan Precision Co., Ltd.	3,439,899	2.0%
Gigasolar Materials Corp.	2,315,304	1.3%
Au Optronics Corp.	1,906,833	1.1%
Radiant Opto-Electronics Corp.	1,568,665	0.9%
Epistar Corp.	766,909	0.4%
Electronic Parts & Components	8,154,405	4.8%
Delta Electronics, Inc.	5,977,219	3.5%
TXC Corp.	1,318,986	0.8%
King Slide Works Co., Ltd.	858,200	0.5%
Trading & Consumers' Goods	6,773,603	4.0%
President Chain Store Corp.	4,084,880	2.4%
Poya Co., Ltd.	2,145,124	1.2%
Taiwan FamilyMart Co., Ltd.	543,599	0.3%
Biotechnology & Medical Care	6,053,305	3.5%
St. Shine Optical Co., Ltd.	2,371,834	1.4%
Ginko International Co., Ltd.	1,523,036	0.9%
Intai Technology Corp.	1,279,788	0.7%
Grape King Bio Ltd.	878,647	0.5%
Plastics	3,636,569	2.1%
Nan Ya Plastics Corp.	3,636,569	2.1%

Full portfolio holdings (cont’d)

Holding	Market Value USD	Fund %
Communications & Internet	3,333,180	1.9%
Wistron NeWeb Corp.	2,092,416	1.2%
Sercomm Corp.	1,240,764	0.7%
Chemical	2,546,689	1.5%
China Steel Chemical Corp.	2,546,689	1.5%
Foods	2,475,503	1.4%
Namchow Chemical Industrial Co., Ltd.	1,528,871	0.9%
Uni-President Enterprises Corp.	946,632	0.6%
Oil, Gas & Electricity	1,470,201	0.9%
Formosa Petrochemical Corp.	1,470,201	0.9%
Textiles	1,173,244	0.7%
Makalot Industrial Co., Ltd.	1,173,244	0.7%
Tourism	1,001,463	0.6%
TTFB Co., Ltd.	1,001,463	0.6%
Information Service	928,615	0.5%
Addcn Technology Co., Ltd.	928,615	0.5%
Grand Total	170,041,689	99.0%

Review
In September, the Taiex (total return) Index fell to a four month low to close down 5% month on month and below the 9000 psychological level. The index sold off throughout September with low trading volumes on weak sentiment and net foreign institutional selling. The technology sector underperformed primarily due to profit taking on Apple-related names post the successful launch of iPhone6. Semiconductors also declined as broad based sell baskets dragged bell weather big market capitalization semiconductor names. The transport sector was the only sector to end in the black as an ongoing economic recovery in the United States is driving market demand, while the steadily improving European economy is helping to raise shipping rates. Commodity names continued to lose steam on the oversupply situation. The financial sector slightly outperformed but still closed in the red and a swill oil scandal had a detrimental impact on the food sector. The Fund marginally underperformed the index this month. Trade wise we reduced some smaller market capitalization names in the consumer discretionary sector and added to our existing holdings in the financial sector.

Outlook
With companies reporting September sales and third quarter 2014 results in the coming weeks, there should be some volatility in shares price as general expectations for most subsectors within the technology supply chain are muted except for the iPhone6-related supply chain. Share prices should react well to positive earnings and outlooks given the recent correction. However, international fund flows could be a drag if the outflow continues into October, though government related funds are reported to be keen in bargain hunting. Overall, shares could at least enjoy a technical rebound after a weak September. The Fund’s sector weighting remains largely unchanged with overweights in the technology and consumer discretionary sectors and a slight overweight in the financial sector which we will continue to add to.

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

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It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

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Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

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Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

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The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.